EXHIBIT 10.23

FINLAY ENTERPRISES, INC.

2007 LONG TERM INCENTIVE PLAN

(effective on June 19, 2007)

1. Purpose and Adoption of the Plan

The purpose of the 2007 Long Term Incentive Plan is to promote the interests of Finlay Enterprises, Inc. (the “Corporation”) and its stockholders by providing an incentive and reward for executive officers, directors, key employees, consultants and other persons who are in a position to contribute substantially to the progress and success of the Corporation and its subsidiaries and thereby encourage such persons to seek such results; to closely align the interests of such employees and other persons with the interests of stockholders of the Corporation by linking rewards hereunder to stock performance; to retain in the Corporation and its subsidiaries the benefits of the services of such persons; and to attract to the service of the Corporation and its subsidiaries new executive officers, directors, key employees, consultants and other such persons of high quality.

The Board adopted this Plan by merging the Finlay Enterprises, Inc. Long Term Incentive Plan into the Finlay Enterprises, Inc. 1997 Long Term Incentive Plan (collectively, the “Prior Plans”) and then amending and restating the merged plan. This Plan is effective June 19, 2007. No new Awards shall be made under the Prior Plans on or after June 19, 2007. Awards under the Prior Plans that are outstanding on June 19, 2007 shall remain subject to the terms of the Prior Plans but any shares that become available because of the forfeiture or cancellation of Awards under the Prior Plans shall be available for issuance under this Plan in accordance with Section 5.

2. Definitions

Unless otherwise required by the context, the terms used in this Plan shall have the meanings ascribed to such terms in this Section 2.

“Award” shall mean an award granted under the Plan in one of the forms provided in Section 6.

“Beneficiary,” as applied to a participant, shall mean a person or entity (including a trust or the estate of the participant) designated in writing by the participant on such forms as the Committee may prescribe to receive benefits under the Plan in the event of the death of the participant; provided, however, that if, at the death of a participant, there shall not be any living person or entity in existence so designated, the term “beneficiary” shall mean the legal representative of the participant’s estate.

“Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations and proposed regulations thereunder and successor provisions and regulations thereto.

“Committee” shall mean the Compensation Committee of the Board of Directors, and/or any other committee or subcommittee the Board may appoint to administer the Plan as provided herein. A Committee composed solely of two or more members of the Board who meet (i) the definition of “outside director” under Section 162(m) of the Code, (ii) the definition of “non-employee director” under Section 16 of the Exchange Act and (iii) any similar or successor laws hereinafter enacted, shall administer the Plan with respect to participants who are Covered Employees or who are subject to Section 16 of the Exchange Act at the time of the relevant Committee action; provided, however, that if, at any time, no Committee shall be in office, then the functions of the Committee specified in this Plan shall be exercised by the Board or by any other committee appointed by the Board.

“Common Stock” shall mean the Common Stock of the Corporation, $.01 par value, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

“Covered Employee” shall mean any employee of the Corporation or any of its Subsidiaries who is deemed to be a “covered employee” within the meaning of Section 162(m) of the Code.

“Detrimental Activity” shall mean any activity by a participant or former participant in the Plan that is determined by the Executive Committee of the Corporation in its sole discretion to be deleterious to the interests of the Corporation or any Subsidiary.

“Disability” shall mean the permanent and total disability as defined by Section 22(e)(3) of the Code.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act shall be deemed to include the rules and regulations thereunder and successor provisions and rules and regulations thereto.

“Fiscal Year” shall mean a fiscal year of the Corporation.

“Market Value,” as applied to any date, shall mean the volume weighted average trading price of the Common Stock on the principal national securities exchange on which such stock is listed and traded for such date or, if there is no sale on that date, then on the last preceding date on which a sale was reported. If the Common Stock is not quoted or listed on an exchange or representative quotes are not otherwise available, the Market Value of the Common Stock shall mean its fair market value determined in good faith by the Committee in accordance with a reasonable valuation method under Code Section 409A.

“Non-Employee Director” shall mean a member of the Board who is not an employee of the Corporation or any of its Subsidiaries.

“Nonqualified Stock Option” shall mean an Option that is not an “incentive stock option” under Section 422 of the Code.

“Option” or “Stock Option” shall mean an option to purchase shares of Common Stock granted pursuant to paragraph 6.3.

“Performance Share” shall mean a contingent right granted pursuant to paragraph 6.4 to receive an award, payable in Common Stock, if specific goals prescribed by the Committee are attained.

“Plan” shall mean the 2007 Long Term Incentive Plan of the Corporation set forth herein, as such may be amended and supplemented from time to time.

“Restricted Stock” shall mean shares of Common Stock issued or transferred subject to restrictions precluding a sale or other disposition for a period of time or a contractual right to obtain Common Stock if the participant remains employed during a certain period of time, as determined by the Committee with both types of Restricted Stock subject to such other terms and conditions that may be imposed by the Committee.

“Restricted Stock Unit” shall mean a right to receive an amount based upon the Market Value of a share of Common Stock with such value to be paid out at the end of a period of time in either cash or Common Stock as determined by the Committee subject to such other terms and conditions that may be imposed by the Committee.

“Retirement” shall mean the termination of the participant’s employment with the Corporation and its Subsidiaries for retirement purposes if such termination occurs on or after his normal retirement date as defined under the Corporation’s Retirement Income Plan.

“Rule 16b-3,” as applied on a specific date, shall mean Rule 16b-3 of the General Rules and Regulations under the Exchange Act as then in effect or any other provision that may have replaced such Rule and be then in effect.

“Stock Award” shall mean a form of Award granted pursuant to paragraph 6.2.

“Subsidiary” shall mean a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

3. Scope of the Plan; Eligibility

3.1. The Plan shall apply to the Corporation and Subsidiaries other than those specifically excluded by the Board of Directors.

3.2. Awards may be made or granted, subject to applicable law, to executive officers, directors, key employees, consultants and other persons who are deemed to render significant services to the Corporation or its Subsidiaries and/or who are deemed to have the potential to contribute to the future success of the Corporation and its Subsidiaries.

4. Administration

4.1. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the full power to interpret and administer the Plan, including, without limitation, determining who shall be participants in the Plan, the amount to be awarded to each participant and the form, manner of payment, conditions, time and terms of payment of Awards. The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, as well as all actions taken by the Committee, shall be final and binding on the Corporation, its stockholders, Subsidiaries, all participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

4.2. The Committee may adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine participation in the Plan, the form and distribution of benefits thereunder and the proper administration of the Plan, and may amend or revoke any such rule or regulation.

4.3. Unless authority is specifically reserved to the Board of Directors under the terms of the Plan, the Corporation’s Certificate of Incorporation or By-laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. The Committee shall select one of its members as its chairman and shall hold meetings at such times and places as it shall deem advisable. Any action of the Committee shall be taken with the approval of a majority of its members present and voting at a meeting duly called and held at which a quorum is present. A majority of the Committee’s members shall constitute a quorum. Any action may be taken by a written instrument signed by all members of the Committee and such action shall be fully as effective as if taken by a majority of the members at a meeting duly called and held. The Committee may delegate to officers or managers of the Corporation or any Subsidiary of the Corporation the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

4.4. Each member of the Committee shall be entitled to rely or act in good faith upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation’s independent certified public accountants, or any executive compensation consultant, legal counsel or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation or a Subsidiary acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or omitted to be taken or made in good faith with respect to the Plan, and such persons shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination or interpretation.

5. Shares Subject to the Plan

5.1. Subject to adjustment as provided in Section 8 hereof, the total number of shares of Common Stock reserved for delivery to participants in connection with Awards under the Plan shall be 446,351. This amount includes any available shares under the Prior Plans. If any shares of Common Stock subject to an Award at or after the effective date of the Plan under the Plan or the Prior Plans are forfeited or such Award is settled in cash or otherwise terminates, such number of shares shall be available for new Awards under the Plan. Any shares of Common Stock under an Award that are surrendered or otherwise used to pay the exercise price or used to pay withholding taxes shall count against the maximum available under the Plan and shall not be available for new Awards under the Plan.

5.2. No Award (including an Award that may only be settled in cash) may be granted if the number of shares of Common Stock to which such Award relates, when added to the number of shares previously delivered under the Plan and the number of shares to which other then-outstanding Awards relate, exceeds the number of shares of Common Stock deemed available under this Section 5. Any shares of Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

6. Terms of Awards

6.1. Grants of Awards. Awards may be granted, in whole or in part, in one or more following forms:

(a) A Stock Award in accordance with paragraph 6.2;

(b) An Option, in accordance with paragraph 6.3; or

(c) A Performance Share in accordance with paragraph 6.4.

6.2. Stock Awards. Awards granted as Stock Awards shall be in the form of an issuance of (i) shares of Restricted Stock, (ii) shares which are not subject to any restrictions on sale or disposition, and (iii) Restricted Stock Units. Such Stock Awards shall contain such terms and conditions as the Committee shall determine, including any provisions relating to the timing of the issuance of shares of Common Stock, forfeiture of all or any part of the Restricted Stock or Restricted Stock Units upon termination of employment prior to expiration of a designated period of time or upon the occurrence of other events; provided, however, that upon the issuance of shares pursuant to a Stock Award of Restricted Stock, the participant shall, with respect to such shares, be and become a stockholder of the Corporation entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise specifically provided in the Stock Award. The certificate for any shares of Common Stock issued as Restricted Stock shall either be deposited in escrow or carry an appropriate legend as the Committee shall determine. Delivery of share certificates or other transfer of ownership (or the payment of cash for Restricted Stock Units payable in cash) to a participant upon the expiration of a time period or other restriction with regard to a Restricted Stock or Restricted Stock Unit Award shall occur within the time period required to meet the short term deferral exemption or any other applicable exemption under Code Section 409A. The Committee may also grant Restricted Stock that is intended to meet the requirements of Performance Shares under paragraph 6.4.

6.3. Options. Awards granted as Options shall be subject to the following provisions:

(a) Options granted shall be Nonqualified Stock Options.

(b) The price at which shares of Common Stock covered by each Option may be purchased pursuant thereto shall be determined by the Committee, but shall not be less than 100% of the Market Value of the Common Stock on the date the Option is granted.

(c) Each Option shall expire at such time as the Committee may determine at the time such Option is granted.

(d) Each Option shall first become exercisable at such time or times as the Committee may determine at the time such Option is granted, except that:

(i) In the event the employment of a participant is terminated by reason of Retirement, death, or Disability, all unexercised Options shall thereupon, subject to the other provisions below of this paragraph 6.3, become exercisable for the period provided in connection with such termination in paragraph (e); and (ii) Options granted shall not be affected by any change in the nature of the participant’s employment so long as he continues to be employed by the Corporation or a Subsidiary. Approved leaves of absence shall not be considered a termination or interruption of full-time employment for any purpose of the Plan.

(e) The Committee shall determine and set forth in each agreement governing an Option rules that specify the period, if any, after termination of employment during which an Option shall be exercisable.

(f) An Option shall be considered exercised under the Plan on the date written notice is received by the Secretary of the Corporation, advising of the exercise of a particular Option and transmitting payment of the Option price for the shares involved, plus any withholding tax required under any federal, state and local statutes.

(g) Options are not transferable other than by will or by the laws of descent and distribution, and during a participant’s lifetime are exercisable only by him.

(h) The Committee may place such conditions on the exercise of Options and on the transferability of shares received on exercise of an Option, in addition to those contained herein, as it shall deem appropriate.

(i) No shares shall be issued or transferred upon exercise of an Option until full payment of the exercise price therefor has been made. The Committee shall determine the form of payment and the procedure for payment of such exercise price. Such exercise price may be paid (i) in cash, (ii) to the extent authorized by the Committee, in whole shares of Common Stock owned by the participant prior to exercising the Option, (iii) to the extent authorized by the Committee, by having the Corporation withhold a number of shares from the exercise having a Market Value equal to the exercise price, or (iv) such other form determined acceptable by the Committee. For the purpose of such payment, the sum of the Market Value of the shares of Common Stock and any such other property on the date of exercise plus any cash payment shall not be less than the option exercise price of the shares to be issued or transferred.

6.4. Performance Shares. Awards granted as Performance Shares shall be subject to the following provisions:

(a) The performance period for the attainment of the performance goal shall be a cycle of not less than one nor more than five Fiscal Years of the Corporation, as determined by the Committee. The Committee may establish more than one cycle for any particular Performance Share.

(b) The Committee shall establish the number of Performance Shares granted, the principal and minimum performance goals to be attained in respect of the Performance Shares, the various percentages of the Performance Shares to be paid out upon the attainment, in whole or in part, of the performance goals and such other Performance Share terms, conditions and restrictions as the Committee deems appropriate. The business criteria (to be applied on a Corporation basis, business unit basis, individual basis, or any combination thereof) used by the Committee in establishing such performance goals shall include return on equity, revenues, net revenues, operating income, earnings, return on invested capital, return on sales, share price, market share, revenues growth, increase in customer base, cost reductions and savings, income before taxes, net income, adjusted net income, EBITDA, EBITA, earnings per share, adjusted earnings per share, operating margins, stock price, working capital measures, return on assets, cash flow measures, market share, stockholder return or economic value added, implementation of Corporation policies, negotiations of significant corporate transactions, development of long-term business goals or strategic plans, or exercise of specific areas of managerial responsibility. Any such performance goals may be modified by the Committee, in its sole discretion but subject to the requirements of Section 162(m) of the Code, during the course of the performance period to take into account any changes in conditions that occur (including but not limited to extraordinary non-recurring items, changes in tax laws or accounting principles, or changes in corporate structure). To the extent any objective performance goals are expressed using any earnings or revenue-based measures that require deviations from generally accepted accounting principles, such deviations shall be at the discretion of the Committee subject to the requirements of Section 162(m) of the Code. The performance goals set by the Committee may be expressed on an absolute and/or relative basis, may include comparisons with past performance of the Corporation (including one or more divisions, if any) and/or the current or past performance of other companies. Notwithstanding the foregoing, in the case of Performance Shares granted to a Covered Employee, no business criteria other than those enumerated herein may be used in establishing the performance goal for such Performance Shares. As soon as practicable after the termination of the performance period, the Committee shall determine what, if any, Performance Shares are payable in accordance with the terms thereof. Delivery of or other transfer of ownership of Performance Shares shall occur within the time period required to meet the short term deferral exemption or any other applicable exemption under Section 409A of the Code.

(c) For Covered Employees for whom the Committee intends to meet the performance-based exception under Section 162(m) of the Code, the measures used in performance goals set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Corporation’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, without regard, however, to any of the following unless otherwise determined by the Committee consistent with the requirements of Section 162(m)(4)(C) of the Code and the regulations thereunder:

(i) all items of gain, loss or expense for the fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Corporation or the financial statements of the Corporation;

(ii) all items of gain, loss or expense for the fiscal year that are related to (A) the disposal of a business or discontinued operations or (B) the operations of any business acquired by the Corporation during the fiscal year; and

(iii) all items of gain, loss or expense for the fiscal year that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any objective performance goals are expressed using any earnings or revenue-based measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee except that the items in (i) through (iii) above shall be disregarded unless determined otherwise by the Committee.

(d) In the event of a participant’s Retirement prior to the expiration of the performance cycle established for any Performance Shares he may have been awarded, such Performance Shares shall be payable as if the participant were still employed on expiration of the performance cycle (base upon attainment of the applicable performance goals); provided, however, that the Committee may prorate the Performance Shares based upon actual service. If a participant’s employment with the Corporation and its Subsidiaries shall be terminated for any other reason prior to the expiration of the applicable performance cycle, such Performance Shares shall be canceled automatically unless otherwise provided by the Committee. Without limiting the generality of the foregoing, any unpaid Performance Shares otherwise payable to a terminated participant shall be forfeited if such participant at any time engages in Detrimental Activity. Notwithstanding the foregoing, in the case of Performance Shares granted to Covered Employees, this paragraph 6.4(d) shall not be given effect if, as a result thereof, such Performance Shares shall lose the protection afforded by Section 162(m) of the Code.

(e) Performance Shares are not transferable other than by will or by the laws of descent and distribution and during a participant’s lifetime payments in respect thereof shall be made only to the participant.

7. Limit on Awards. The following individual award limits apply: (a) no more than 200,000 shares of Common Stock may be awarded as Stock Awards (other than Restricted Stock Units) to a participant in any Fiscal Year; (b) no more than 200,000 shares of Common Stock may be awarded as Restricted Stock Units to a participant in any Fiscal Year; (c) no more than 400,000 shares of Common Stock may be awarded under Options to a participant in any Fiscal Year; and (d) no more than 200,000 shares of Common Stock may be awarded as Performance Shares to a participant in any Fiscal Year. Notwithstanding any provision contained herein, no participant may be granted under the Plan, during any Fiscal Year, Options or other Awards relating to more than 400,000 shares of Common Stock, subject to adjustment in accordance with Section 8 hereof. In addition to, and without regard to, the limitation in the preceding sentence, with respect to Awards that may be settled in cash, the aggregate of all such Awards granted to any participant in any Fiscal Year may not provide for payment of a cash amount that exceeds the product obtained by multiplying: (i) the number of shares of Common Stock set forth in the preceding sentence by (ii) the greater of the Market Value at the date of grant or the Market Value at the date of settlement of the Award.

8. Adjustments. The number and class of Common Stock subject to each outstanding Award, the exercise price, grant price or purchase price, and the annual limits on and the aggregate number and class of shares of Common Stock for which Awards thereafter may be made shall be proportionately, equitably and appropriately adjusted in such manner as the Committee shall determine in order to retain the economic value or opportunity to reflect any stock dividend, stock split, recapitalization, merger, consolidation, reorganization, reclassification, combination, exchange of shares or similar event in which the number or class of shares of Common Stock is changed without the receipt or payment of consideration by the Corporation. Where an Award being adjusted is subject to Section 409A of the Code, the adjustment shall also be implemented in a manner so as to not constitute a modification within the meaning of Section 409A of the Code.

9. General Provisions

9.1. Compliance With Legal and Exchange Requirements. The Corporation shall not be obligated to deliver shares of Common Stock upon the exercise or settlement of any Award or take other actions under the Plan until the Corporation shall have determined that applicable federal and state laws, rules and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Award may be subject have been satisfied. The Corporation, in its discretion, may require any participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of shares under the Plan.

9.2. Awards Granted to Foreign Participants. Awards granted to a participant who is subject to the laws of a country other than the United States of America may contain terms and conditions inconsistent with the provisions of the Plan (except those necessary to retain the benefits of Section 162(m) of the Code), or may be granted under such supplemental documents, as required under such laws.

9.3. No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as creating any contract of employment between the Corporation or any of its Subsidiaries and any employee or otherwise giving any employee the right to be retained in the employ of the Corporation or any of its Subsidiaries, nor shall it interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate any participant’s employment at any time.

9.4. Withholding Taxes. The Corporation shall have the power and the right to deduct or withhold for any payments hereunder or other payments from the Corporation (including payroll), or require a participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. At the participant’s election, a participant may have deducted or withheld from any payment or delivery of shares of Common Stock to the Corporation any such required tax (with any shares so delivered to be valued at Market Value on the date such election is delivered to the Corporation).

9.5. Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or participants, except where such approval is required to comply with applicable law or regulations or rules under an applicable stock exchange or if the Committee determines that such approval would be necessary to retain the benefits of Rule 16b-3 or Section 162(m) of the Code and except that no change may materially impair the rights of a participant under any Award theretofore granted to him without his consent.

9.6. No Rights to Awards; No Stockholder Rights. Neither the establishment of the Plan nor any other action taken now or at any time with regard thereto shall be construed as giving any person whatsoever any legal or equitable right against the Corporation unless such right shall be specifically provided for in the Plan. There is no obligation for uniformity of treatment of participants and employees under the Plan. No Award shall confer on any participant any of the rights of a stockholder of the Corporation unless and until shares of Common Stock are duly issued or transferred and delivered to the participant in accordance with the terms of the Award.

9.7. Unfunded Status of Awards. The Plan is intended to constitute an “unfunded” plan for incentive compensation.

9.8. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board to adopt such other equity and/or non-equity incentive arrangements as it may deem desirable.

9.9. Binding Effect. The provisions of the Plan shall be binding upon the heirs, distributees, executors, administrators and personal representatives of any person participating under the Plan. A person claiming any rights under the Plan as a beneficiary or otherwise through a participant shall be subject to all of the terms and conditions of the Plan and any additional terms and conditions as may be imposed by the Committee.

9.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

9.11. Compliance with Code Section 162(m). In the event it is determined by the Committee prior to the grant of an Award to a Covered Employee that such Award shall constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) of the Code, then, unless otherwise determined by the Committee, if any provision of the Plan or any Award agreement relating to such an Award granted to a Covered Employee does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable to a Covered Employee in connection with any such Award upon attainment of the performance objectives to which such Award is subject. In order to meet the requirements of Section 162(m) of the Code, the Plan must be approved by shareholders every five years.

9.12. Compliance with Code Section 409A. All Awards to be granted hereunder are intended to comply with the exemptions or deferred compensation requirements of Section 409A of the Code, and all provisions of the Plan and all Awards granted hereunder must be construed in such a manner as to effectuate that intent. Notwithstanding any other provision herein, the Committee shall have the authority amend the Plan and any Award without the participant’s consent if the Committee determines such amendment is needed to comply with Section 409A of the Code.

9.13. Governing Law. The Plan and all related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware (except to the extent provisions of federal law may be applicable). If any provision hereof shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

9.14. Headings. Headings are given to the sections of the Plan solely as a convenience to facilitate reference and neither such headings or numbering or paragraphing shall be deemed in any way material or relevant to the construction of the Plan or any provision thereof.

9.15. Terminology. In order to shorten and improve the understandability of the Plan document by eliminating the repeated use of the phrase “his or her”, any masculine terminology herein shall also include the feminine.

9.16. Effective Date; Duration of Plan. The Plan shall become effective on June 19, 2007 and shall continue indefinitely subject to the provisions of Section 9.5.